404 P-1
                         SUPPLEMENT DATED MARCH 5, 2007
                  TO THE PROSPECTUS DATED SEPTEMBER 1, 2006 OF
                          FRANKLIN U.S. LONG-SHORT FUND

The Board of Trustees recently approved a proposal to reorganize Franklin U.S. Long-Short Fund (the "Fund"), a series of Franklin Strategic Series, into Templeton Global Long-Short Fund, a series of Franklin Templeton International Trust, subject to shareholder approval. The Fund's investment goal is to provide long-term capital appreciation in both up and down markets with less volatility than the overall stock market. Templeton Global Long-Short Fund's investment goal is long-term capital appreciation in both up and down markets with less volatility than the overall global stock market.

It is anticipated that in the second quarter of 2007 shareholders of the Fund will receive a proxy and proxy statement/prospectus requesting their votes on the reorganization. If approved by Fund shareholders, the transaction is currently expected to be completed in June 2007. The Fund will be closed to new investors after the close of the market on March 15, 2007. If you are a shareholder of record of the Fund as of the close of the market on March 15, 2007, you may continue to add to your account, subject to the terms of your investment plan, until the reorganization is approved by the Fund's shareholders.

              PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE